UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

iSUN, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

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iSun, Inc.

400 Avenue D, Suite 10

Williston, VT 05495

Dear Fellow Stockholders:

On behalf of the Board of Directors and executive officers of iSun, Inc. (the “Company”), I am pleased to invite you to attend the Company’s 2022 Annual Meeting of Stockholders (the “Meeting”) on July 20, 2022 at 2:00 P.M. Eastern Time. Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Meeting will be a completely “virtual meeting.” The Company’s Annual Report on Form 10-K (the “Annual Report”) describes some of the highlights and milestones achieved in 2021 as well as certain events occurring in 2022. Please review the Annual Report and the enclosed Proxy Statement.

2021 was an important year in the 50-year history of our Company. We are one of the largest players in the solar Engineering, Procurement, and Construction (“EPC”) industry in the United States. In late 2021, we acquired SolarCommunities, Inc. d/b/a SunCommon a leading provider of residential, small commercial and community solar power in Vermont and upstate New York. With this acquisition, we enhanced our product offerings, including entry into the residential, small commercial and community solar space and accelerated our geographic expansion efforts.

The demand for solar and electric vehicle infrastructure continues to increase across all customer groups. As of December 31, 2021, our residential division has customer orders of approximately $19.2 million expected to be completed within four to six months, our commercial division has a contracted backlog of approximately $9.3 million expected to be completed within six to eight months, our industrial division has a contracted backlog of approximately $73.8 million expected to be completed within twelve to eighteen months and our utility division has 550 MW of projects currently under development. Historically, we have engaged with existing customers throughout the Northeast. However, the capabilities of our development and professional services team have allowed us to engage in project development in new geographic regions which will further our expansion opportunities. Notably, momentum in our key end markets improved in the second half of 2021 after we experienced project delays due to the COVID-19 pandemic in the first half of 2021. Importantly, we had a number of key strategic wins in new regions and states for the Company, including completing projects in Rhode Island, Maine, New Hampshire, Vermont and New York, while entering into new contracts in Alabama, North and South Carolina, and Maryland as well as continuing organic growth in our existing markets.

From a strategic standpoint, we plan to continue to execute our three-pronged growth strategy of continuing to pursue organic growth opportunities, growth through mergers, acquisitions and strategic investments, and leveraging our Green Bond Partnership to invest in solar assets. To date in 2022, we have enhanced our capacity in by the acquisition of Liberty Electric, Inc., a New Hampshire based electrical contractor.

Looking to 2022 and beyond, we remain optimistic that there will be continued growth in clean energy investment, particularly in solar, and are excited to build on the progress we made in 2021.

On behalf of the entire Board of Directors, thank you for your continued investment in iSun. We hope you are able to participate in the Meeting, and we encourage you to share your thoughts, concerns, and suggestions with us. We also want to ensure your shares are represented as we conduct a vote on the matters outlined in this Proxy Statement. Whether or not you plan to attend the Meeting, please cast your vote as soon as possible via:

●	The Internet at https://www.cstproxyvote.com, or

●	By returning the Proxy Card that accompanied the Proxy Statement

Further instructions on how to vote your shares can be found in this Proxy Statement and the accompanying Proxy Card.

Sincerely,

Jeffrey Peck

Chairman

2

iSun, Inc.

400 Avenue D, Suite 10

Williston, VT 05495

NOTICE OF 2022 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 20, 2022

To the Stockholders of iSun, Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Meeting”) of iSun, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”) will be held exclusively online via live audio-only webcast at 2:00 p.m. Eastern Time on July 20, 2022, or such later date or dates as such Meeting may be adjourned. A Proxy Statement and a Proxy Card are enclosed.

The Meeting will be held virtually and there will not be a physical meeting location. The Meeting can be accessed by visiting https://www.cstproxy.com/isunenergy/2022/, where you will be able to attend the Meeting live, have an opportunity to submit questions, and vote online. We encourage you to allow ample time for online check-in, which begins at 1:45 P.M. Eastern Time. Please note that you will not be able to attend the Meeting in person. We are holding the Meeting for the purpose of considering and taking action on the following proposals:

1.	To elect two (2) directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as our independent public accounting firm for the fiscal year ended December 31, 2021;

3.	To transact such other business as may be properly brought before the Meeting and any adjournments thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors (the “Board”) has fixed the close of business on June 6, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of stockholders eligible to vote at the Meeting will be available for review during our regular business hours at our principal offices in Williston, Vermont for the 10 days prior to the Meeting for review for any purposes related to the Meeting.

THE iSUN 2022 ANNUAL MEETING CAN BE ACCESSED BY VISITING HTTPS://WWW.CSTPROXY.COM/ISUNENERGY/2022/, WHERE YOU WILL BE ABLE TO LISTEN TO THE MEETING LIVE, HAVE AN OPPORTUNITY TO SUBMIT QUESTIONS AND VOTE ONLINE. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, TO ENSURE YOUR REPRESENTATION AT THE MEETING WE URGE YOU TO SUBMIT A PROXY TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE BY (1) VISITING THE INTERNET SITE LISTED ON THE ENCLOSED iSUN PROXY CARD, OR (2) SUBMITTING YOUR ENCLOSED iSUN PROXY CARD BY MAIL BY USING THE PROVIDED SELF-ADDRESSED, STAMPED ENVELOPE.

Submitting a proxy will not prevent you from attending the Meeting by means of remote communication and voting at the Meeting, but it will help to ensure that a quorum is present and avoid added solicitation costs. Any holder of record of iSun Common Stock as of the Record Date who attends the Meeting may vote virtually at the Meeting, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Meeting in the manner described in the accompanying Proxy Statement. If your shares are held in the name of a bank, brokerage firm or other nominee/agent, please follow the instructions on the voting instruction form furnished by your bank, brokerage firm or other nominee/agent.

Williston, Vermont

Dated: June 22, 2022

By Order of the Board of Directors

/s/ Jeffrey Peck
Jeffrey Peck
Chairman

3

iSun, Inc.

400 Avenue D, Suite 10

Williston, VT 05495

PROXY STATEMENT

FOR 2022 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of iSun, Inc. (“iSun,” the “Company,” “we,” “our,” or “us”) in connection with the virtual 2022 Annual Meeting of Stockholders of the Company to be held exclusively online via live audio-only webcast on July 20, 2022 at 2:00 p.m. Eastern Time (the “Meeting”).

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote at the 2022 Virtual Annual Meeting?

Each share of the Company’s Common Stock has one vote on each Proposal. Only stockholders of record as of the close of business on June 6, 2022 (the “Record Date”) are entitled to receive notice of, attend and vote at the 2022 virtual Annual Meeting of Stockholders. You may attend the Meeting by visiting https://www.cstproxy.com/isunenergy/2022/, where you will be able to listen to the Meeting live, have an opportunity to submit questions, and vote your shares of Common Stock if you held such shares as of the close of business on June 6, 2022. As of June 6, 2022, there were 14,048,192 shares of the Company’s Common Stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, virtually or by proxy, of at least a majority of the shares entitled to vote at the Meeting will constitute a quorum for purposes of voting on a particular matter at the Meeting. Once a share is represented for any purpose at the Meeting, it is deemed present for quorum purposes for the remainder of the Meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the Meeting virtually will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from banks, brokerage firms or other nominees/agents holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on.

Pursuant to our Third Amended and Restated Certificate of Incorporation the vote of: (i) a plurality of the votes cast will be required to elect the director nominees (Proposal 1); and (ii) a majority of votes cast will be required to ratify the appointment of the independent auditors for the year ended December 31, 2021 (Proposal 2).

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee/agent by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Meeting.

Attending the Meeting

You or your authorized proxy may attend the Meeting if you were a registered or beneficial stockholder of iSun Common Stock as of the Record Date.

To participate in the Meeting, visit https://www.cstproxy.com/isunenergy/2022/ and enter the 12-digit control number included on your Proxy Card. The virtual Meeting allows stockholders to submit questions during the Meeting in the question box provided at https://www.cstproxy.com/isunenergy/2022/. We will respond to as many properly submitted questions during the relevant portion of the Meeting agenda as time allows.

If we experience technical difficulties during the Meeting (e.g., a temporary or prolonged power outage), we will determine whether the Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). If you encounter any difficulties accessing the Virtual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

If you are a stockholder of record (that is, you hold your shares through iSun’s transfer agent, Continental Stock Transfer & Trust), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the Proxy Card that you received. No proof of ownership is necessary because iSun can verify your ownership.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Notice was forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record.

Beneficial owners who wish to attend the virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to Continental, proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Continental, a beneficial holder will receive an e-mail before the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact Continental at least five (5) business days before the meeting date.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Meeting is being solicited by the Board. Stockholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the proxy. If you vote by telephone or via the Internet, you do not need to return your Proxy Card, but you will need the control number printed on the Proxy Card to vote. If you choose to vote by mail, please mark, date and sign the Proxy Card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with our Secretary a written revocation or by duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the virtual Meeting, withdrawing the proxy and voting virtually, but you will need the control number printed on the Proxy Card.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us. In addition to solicitation by mail, proxies may be solicited by the directors, officers and our regular employees (who will receive no additional compensation therefor) by means of personal interview, telephone or by other means of communication. It is anticipated that banks, brokerage firms and other institutions, custodians, nominees/agents, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, we will reimburse such holders for their charges and expenses.

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QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive these proxy materials?

We are providing this Proxy Statement in connection with the solicitation by the Board of proxies to be voted at the Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. You are invited to attend the virtual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you expect to attend the Meeting, please vote your shares as soon as possible in order to ensure your representation at the Meeting.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2021 Form 10-K are available for viewing, printing, and downloading at https://www.cstproxy.com/isunenergy/2022/. Our 2021 Form 10-K is also available under the Company—Investor Relations—Annual Reports section of our website at www.isunenergy.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on https://www.cstproxy.com/isunenergy/2022/ at least until the conclusion of the Meeting.

Who can vote at the Meeting?

Each share of the Company’s Common Stock has one vote on each Proposal. Only stockholders of record at the close of business on June 6, 2022, the Record Date for the Meeting, will be entitled to vote at the Meeting. On June 6, 2022, there were 14,048,192 shares of Common Stock (each entitled to one vote) outstanding.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust, you are considered the stockholder of record with respect to those shares, and the Notice and a Proxy Card were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a bank, brokerage firm, broker dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Stockholder of Record: Shares Registered in Your Name

If on June 6, 2022, your shares of iSun, Inc. Common Stock were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Meeting or vote by proxy. Whether or not you plan to virtually attend the Meeting, we urge you to fill out and return the enclosed Proxy Card to ensure your vote is counted. When you mail in your Proxy Card, please keep a copy of the control number printed on your Proxy Card in case you wish to revoke the proxy on your Proxy Card, change your vote at the virtual Meeting or change your vote via the Internet or telephone as otherwise provided herein.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Nominee/Agent

If on June 6, 2022, your shares of iSun, Inc. Common Stock were held in an account at a, bank, brokerage firm or other nominee/agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your bank, brokerage firm, or other nominee/agent on how to vote the shares in your account. You are also invited to attend the virtual Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Meeting unless you request and obtain a signed letter or other valid proxy from your bank, brokerage firm or other nominee/agent.

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What proposals am I voting on?

There are two matters scheduled for a vote at the Meeting: (i) to elect two (2) directors to serve until the 2025 Annual Meeting of stockholders and each of their successors is duly elected and qualified; and (ii) to ratify the selection of Marcum LLP as our independent registered public accounting firm for the year ended December 31, 2021.

The Board does not intend to bring any other matters before the Meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the Meeting, the individuals named on the Proxy Card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of June 6, 2022.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Meeting. A quorum will be present if a majority of the outstanding shares of Common Stock entitled to vote are present at the virtual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone or vote virtually at the Meeting.

If you submit your proxy vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, as applicable, your shares will be counted as present at the Meeting for the purpose of determining a quorum.

Broker non-votes will be counted towards the quorum requirement.

Your shares also will be counted as present at the Meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote, as further provided below.

If there is no quorum, the Chairman or a majority of the votes present at the Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote virtually at the Meeting, vote by proxy using the Proxy Card, vote via the Internet or by telephone. Whether or not you plan to attend the Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Meeting and vote virtually if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:

●	To participate in the virtual Meeting, visit https://www.cstproxy.com/isunenergy/2022/ and enter the 12-digit control number included on your Proxy Card. The virtual Meeting allows stockholders to vote and to submit questions. We will respond to as many properly submitted questions during the relevant portion of the Meeting agenda as time allows.

●	To vote using the Proxy Card, simply complete, date and sign the Proxy Card and return it promptly in the envelope provided. No postage is necessary if mailed in the United States. If you return your signed Proxy Card to us before the Meeting, we will vote your shares as you direct.

●	To vote through the Internet, go to https://www.cstproxyvote.com and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Proxy Card that was mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on July 19, 2022. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Proxy Card.

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Beneficial Owner: Shares Registered in the Name of a Bank, Brokerage Firm or other Nominee/Agent

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your bank, brokerage firm or other nominee/agent, you must vote your shares as provided in instructions on how to vote your shares by your bank, brokerage firm or other nominee/agent. Your bank, brokerage firm or other nominee/agent has enclosed or otherwise provided a voting instruction card for you to use in directing the bank, broker or nominee/agent how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Notice was forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record.

Beneficial owners who wish to attend the virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to Continental, proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Continental, a beneficial holder will receive an e-mail before the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact Continental at least five (5) business days before the meeting date.

How many votes are required to approve each Proposal, and what is the effect of withholding my vote or abstaining, or a broker non-vote?

●	Proposal 1, Election of the director nominees to the Board: Directors are elected by a plurality of the votes cast. With respect to the election of each director, you may vote “FOR” or “WITHHOLD” authority to vote for the nominee to the Board. “WITHHOLD” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the Director nominees. If you “WITHHOLD” authority to vote with respect to each nominee for the Board, your vote will have no effect on the election of such nominee. Broker non votes will have no effect on the election of the nominee.

●	Proposal 2, Ratification of the appointment of Marcum LLP as our independent public accounting firm for the fiscal year ended December 31, 2021. Adoption of this proposal requires the affirmative vote of the majority of votes cast. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. If you abstain from voting on this proposal, your vote will have no effect for this Proposal. Broker non-votes will have no effect on the vote for this Proposal.

Does my banker, broker or other nominee/agent have discretionary power to vote on the Proposals?

If you hold your shares in street name and do not provide voting instructions to your bank, brokerage firm or other nominee/agent, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items for which no instructions are received, the shares will be treated as “broker non-votes.” Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be entitled to vote on the proposal(s) in question.

Proposal 1. Election of Two Directors, is considered a “non-discretionary” matter.

Proposal 2. Ratification of the appointment of Marcum LLP as our independent public accounting firm for the fiscal year ended December 31, 2021 is considered a “discretionary” matter.

Proposal 1. Election of Two (2) Directors. In accordance with the Company By-Laws, Proposal 1, the election of directors to the Board, the directors will be elected by a plurality of the votes cast (meaning that the number of director nominees who receive the highest number of shares voted “FOR” their election are elected). In this case, only two nominees are being presented, so both will be elected if any votes “FOR” their election are cast.

With respect to the election of a director, you may vote “FOR” or “WITHHOLD” authority to vote for the nominee for the Board. If you “WITHHOLD” your vote, it will have no effect on the election of the directors. Your bank, brokerage firm or other nominee/agent does not have discretionary authority to vote shares for the election of the director nominees. Broker non-votes will have no effect on the election of the nominees.

Proposal 2, Ratification of the appointment of Marcum LLP as our independent public accounting firm for the fiscal year ended December 31, 2021. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal.

If you ABSTAIN from voting on this proposal, your vote will have no effect for this proposal. Broker non-votes will have no effect on the vote for this Proposal. Your bank, brokerage firm or other nominee/agent does have discretionary authority to vote on Proposal 2 relating to the ratification of the selection of Marcum LLP as our independent public accounting firm for fiscal year ended December 31, 2021.

As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf only with respect to Proposal 2 (ratification of the selection of the accounting firm).

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you sign and return a Proxy Card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the virtual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the bank, brokerage firm or other nominee/agent that holds your shares with specific voting instructions, the bank, brokerage firm or other nominee/agent may generally vote in its discretion on “discretionary” matters. However, if the bank, brokerage firm or other nominee/agent that holds your shares does not receive instructions from you on how to vote your shares on a “non-discretionary” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.”

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Proposal 1 is considered a “non-discretionary’’ matters. Proposal 2 is considered a “discretionary’’ matter.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed Proxy Card with a later date;

●	You may vote again by Internet at a later time (prior to the deadline for Internet or telephone voting);

●	You may send a written notice that you are revoking your proxy to: iSun, Inc., 400 Avenue, D, Suite 10, Williston, VT, 05495

●	You may attend the virtual Meeting and vote virtually. Simply attending the virtual Meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your bank, brokerage firm or other nominee/agent regarding how to revoke your proxy and change your vote. Your most current Internet proxy, telephone proxy or proxy card will be the one that is counted at the Meeting. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Meeting.

How can I find out the results of the voting at the virtual Meeting?

Preliminary voting results will be announced at the virtual Meeting. Final voting results will be published in our Current Report on Form 8-K within four business days after the Meeting.

What does it mean if I receive more than one Proxy Card?

If you receive more than one Proxy Card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each Proxy Card, or vote your shares via the Internet or by telephone for each Proxy Card you received to ensure that all your shares are voted.

Who is paying for this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse banks, brokerage firms and other agents for the cost of forwarding proxy materials to beneficial owners. We have also retained the services of Morrow Sodali, LLC for a fee of $7,500 plus out-of-pocket expenses to aid in the distribution of the proxy materials as well as the solicitation of proxies.

When are stockholder proposals due for the 2023 Annual Meeting?

The Company did not receive any proposals from stockholders to be presented at the 2022 Annual Meeting of Stockholders. Any appropriate proposal submitted by a stockholder and intended to be presented at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) must be submitted in writing to Mr. Jeffrey Peck, Chief Executive Officer, iSun, Inc. 400 Avenue D, Suite 10, Williston, VT 05495, and received not later than December 24, 2022 to be includable in our Proxy Statement and related proxy for the 2023 Annual Meeting. However, if the date of the 2023 Annual Meeting is changed by more than 30 days from this year’s meeting then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you are submitting a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before we begin to print and send our proxy materials.

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Directors, Executive Officers and Corporate Governance

Directors and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position

Jeffrey Peck	51	Chief Executive Officer, President and Chairman of the Board

John Sullivan	47	Chief Financial Officer

Frederick Myrick	60	Executive Vice President of Solar and Director

Stewart Martin	57	Director

Andrew Matthy	41	Director

Claudia Meer	60	Director

Jeffrey Peck was appointed Chief Executive Officer and President of the Company upon the closing of the Reverse Merger and Recapitalization between the Company and Jensysn Acquisition Corp. which occurred on June 20, 2019 (the “Reverse Merger and Recapitalization”). Mr. Peck previously was the majority owner and President of Peck Electric Co. (“Peck Electric”) since he purchased it from his family in the late 1990s. Since then, Mr. Peck transformed Peck Electric from a local electrical contracting business to one of the largest commercial solar EPC companies in the Northeastern United States, ranked 59th in the U.S. for 2020 by Solar Power World (listed as, “Peck Electric Company”). Mr. Peck grew Peck Electric to nearly 100 employees, with many employees having tenures of over 30 years. Mr. Peck was also responsible for timing the strategic direction of Peck Electric’s focus into solar EPC at the time when solar installation became a profitable business in 2013 and also began investing in Company-owned arrays, with a current portfolio of approximately three megawatts. Mr. Peck has served as Chairman of Vermont Electrical Contractors, Chairman of the Joint Health and Welfare Committee as well as the IBEW Local 300 Pension funds. Mr. Peck graduated from Champlain College in 1993. Mr. Peck is well qualified to serve as a director due to his extensive management experience of the Company.

John Sullivan was appointed Chief Financial Officer of the Company in August 2019. Mr. Sullivan previously served as Chief Financial Officer and Chief Operating Officer of Mammut Sports Group, Inc., a Swiss multinational mountaineering and trekking company, from July 2018 to August 2019. From October 2015 to July 2018, Mr. Sullivan served as Vice President of Finance, Administration and Control of Nokian Tyres, North America, a Finnish tire manufacturing company. In such roles, Mr. Sullivan developed and managed all financial, administrative and internal control responsibilities for such companies’ North American operations, among other responsibilities. From October 2007 to October 2015, Mr. Sullivan served as Chief Financial Officer of Century Arms, Inc., Century International Arms, Inc. and Century International Arms, Corp., U.S. based firearms importers and manufacturers, where he managed the financial and accounting divisions of such companies. Prior to serving in such executive roles, Mr. Sullivan held consulting and senior accountant positions at Green Cab, LLC, The Syndio Group, Gallagher, Flynn & Company, Little Man, Inc. and the New England Culinary Institute. Mr. Sullivan holds a B.S. in Business Management from Union Institute & University.

Fredrick “Kip” Myrick was appointed to the Board of Directors of the Company and Executive Vice President of Solar upon the consummation of the Reverse Merger and Recapitalization. At the time, he had worked at Peck Electric for over 30 years. Mr. Myrick joined the Company in 1988 as a journeyman electrician, and in 1993, Mr. Myrick was promoted to foreman and successfully managed the numerous small and large-scale projects at Global Foundries, IBM’s chip-manufacturing business. From 1995 to 1998 Mr. Myrick held positions of general foreman and superintendent, then project manager/estimator in 2005. In 2006, Mr. Myrick became a significant minority stockholder in the Company and its Vice President, then started the Peck Solar division in 2008 and has managed the construction of the largest solar array in Vermont. Mr. Myrick is also responsible for the innovative dual-use farming of saffron with solar arrays in collaboration with the University of Vermont, which has attracted national news attention. Mr. Myrick is a NABCEP-certified Photovoltaic Installation Professional and holds a Vermont Master Electricians License. Mr. Myrick is well qualified to serve as a director due to his experience in solar project design and construction.

Stewart Martin was appointed to the Board of Directors of the Company upon the consummation of the Company’s Reverse Merger and Recapitalization with Jensyn Acquisition Corp. and previously served as a member of Jensyn’s Board of Directors since November 2016. Since August 2013, he has served as Executive Vice President, Sales and Producer Development of Marsh & McLennan Agencies – Florida, a subsidiary of Marsh & McLennan Companies. He previously served as Senior Vice President and a member of the Board of Directors of Seitlin Insurance and Advisors, which was acquired by Marsh & McLennan, LLC in November 2011. The Board determined that Mr. Martin qualifies as “independent” in accordance with the published listing requirement. Mr. Martin is a member of the Company’s Compensation Committee, Corporate Governance/Nominating Committee and Audit Committee. Mr. Martin is well qualified to serve as independent director due to his substantial management and previous board experience.

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Andrew Matthy was appointed to the Board of Directors of the Company on June 2, 2021. The Board determined that Mr. Matthy qualifies as “independent” in accordance with the published listing requirements of Nasdaq. Mr. Matthy has been appointed to the Company’s Compensation Committee, Corporate Governance/Nominating Committee and Audit Committee. Mr. Matthy previously served as Vice President at Hobbs & Towne, one of the first executive search firms to ever focus on cleantech. In this role he placed senior executives in many of the leading industry platforms, often building entire teams to facilitate new market entry. Starting his career off at Iron Mountain, Andy has almost twenty years of building teams for leading finance and renewable energy firms, advising on strategy, compensation, capital structuring and more. Mr. Matthy is well qualified to serve on the Company’s Audit Committee as a financial expert.

Claudia Meer was appointed to the Board of Directors on February 1, 2021. The Board determined that Ms. Meer qualifies as “independent” in accordance with the published listing requirements of Nasdaq. Ms. Meer has been appointed to the Company’s Compensation Committee, Corporate Governance/Nominating Committee and Audit Committee. Ms. Meer has more than 30 years’ experience in corporate finance, strategy, creative deal structuring and executive leadership in real estate, hospitality, telecom, and financial services industries. For the past twelve years she has driven financial transactions in the clean energy industry. Ms. Meer currently serves as Chief Executive Officer of Coremax Consulting Inc., and formerly served as Chief Investment Officer & Chief Financial Officer at AlphaStruxure, a venture created in early 2019 by the Carlyle Group and Schneider Electric to develop and fund clean energy infrastructure. Ms. Meer is well qualified to serve on the Company’s Audit Committee as a financial expert.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No officer, director, or persons nominated for such positions, promoter or significant employee of the Company has been involved in the last ten years in any of the following:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his/her involvement in any type of business, securities or banking activities;

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●	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	having any government agency, administrative agency, or administrative court impose an administrative finding, order, decree, or sanction against them as a result of their involvement in any type of business, securities, or banking activity;

●	being the subject of a pending administrative proceeding related to their involvement in any type of business, securities, or banking activity; or

●	having any administrative proceeding been threatened against him/her related to their involvement in any type of business, securities, or banking activity.

Classified Board of Directors

In accordance with our Third Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes, i.e., Class A, Class B and Class C, with only one class of directors being elected in each year and each class serving a three-year term.

Our Board of Directors consists of five members. The only terms expiring at the 2022 Annual Meeting of Stockholders are the terms of the Class C directors, Messrs. Peck and Myrick.

During the fiscal year ended December 31, 2021, our Board of Directors held three meetings and acted by Unanimous Written Consent on nineteen occasions, and our Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee each held four meetings. During the fiscal year ended December 31, 2021, each of our directors attended at least 75% of the Board meetings and their respective committee meetings. The Company does not have a policy regarding director attendance at annual meetings but encourages the directors to attend if possible.

Committees of the Board of Directors

The standing committees of our Board of Directors consists of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each of the committees report to the Board of Directors as they deem appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The Board has established an Audit Committee of the Board of Directors, which currently consists of Messrs. Matthy and Martin and Ms. Meer as Chair, each of whom meets the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;
●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
●	discussing with management major risk assessment and risk management policies;
●	monitoring the independence of the independent auditor;
●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
●	reviewing and approving all related-party transactions;
●	inquiring and discussing with management our compliance with applicable laws and regulations;

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●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
●	appointing or replacing the independent auditor;
●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee will at all times be composed exclusively of independent directors who are “financially literate” as defined under Nasdaq’s listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to the Nasdaq Capital Market that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. We have determined that each of Mr. Martin, Mr. Matthy and Ms. Meer satisfy Nasdaq’s definition of financial sophistication and Mr. Matthy and Ms. Meer each also qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our corporate website at www.isunenergy.com. The information on our website is not part of this Proxy Statement.

Compensation Committee

The current members of our Compensation Committee are Ms. Meer and Messrs. Matthy and Martin, with Mr. Martin serving as Chair of the Compensation Committee. The Compensation Committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s compensation, evaluating our President and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our President and Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Our Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee, which is available on our corporate website at www.isunenergy.com. The information on our website is not part of this Proxy Statement. The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee is responsible for, among other matters: (1) identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors; (2) overseeing the organization of our Board of Directors to discharge the Board’s duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to our Board of Directors a set of corporate governance guidelines and principles applicable to us.

Our Corporate Governance and Nominating Committee consists of Ms. Meer and Messrs. Matthy and Martin, with Mr. Matthy serving as Chair. Our Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee, which is available on our corporate website at www.isunenergy.com. The information on our website is not part of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

During 2021, no officer or employee served as a member of the Company’s Compensation Committee. None of our executive officers serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Director Independence

Our Board of Directors has determined that Messrs. Martin, Matthy and Ms. Meer are “independent directors” as such term is defined in Rule 10A-3 of the Exchange Act and the Nasdaq listing standards.

Director Diversity

iSun is currently in compliance with all ESG-related requirements of the SEC and of Nasdaq including the Board Diversity Disclosure Matrix provided below.

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iSun, Inc. Board Diversity Matrix

Total Number of Directors : 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part 1: Gender Identity
Directors	1	4	0	0

Part 2: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latin	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	4	0	0
Two or more Races/Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

Executive Compensation

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our Stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the Board of Directors. The following is a brief description of the key elements of our planned executive compensation structure.

●	Base salary and benefits are designed to attract and retain employees over time.

●	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.

●	Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

●	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Named Executive Officers.

Benchmarking

The company has not yet adopted benchmarking but may do so in the future. When making compensation decisions, our Board of Directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our Board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

The Elements of iSun’s Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The Board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by the Board of Directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2021, the Board of Directors approved all executive officer base salary decisions.

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Our Board of Directors determines base salaries for the Named Executive Officers annually, and the Board, upon recommendation of the Compensation Committee proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to or earned by the executive officers listed below during the years ended December 31, 2021 and 2020. As an emerging growth company, we have opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for only our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. Throughout this Proxy Statement, these officers are referred to as our “named executive officers.”

2021 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jeffrey Peck Chief	2021	$453,488	$225,000	$1,152,803	—	$—	$1,831,291
Executive Officer, President and Chairman	2020	$472,219	$78,847	$—	—	$—	$551,066

Frederick Myrick	2021	$400,000	$50,000	$668,060	—	$—	$1,118,060
Executive Vice President of Solar	2020	$346,461	$79,066	$—	—	$—	$425,527

John Sullivan	2021	$234,347	$125,000	$559,471	—	$—	$918,818
Chief Financial Officer	2020	$167,453	$44,870	$—	—	$—	$212,323

Nonqualified Deferred Compensation

We did not sponsor any nonqualified defined contribution plans or other nonqualified deferred compensation plans during the years ended December 31, 2021 and 2020. Similarly, we did not sponsor any nonqualified defined contribution plans or other nonqualified deferred compensation plans during the years ended December 31, 2021 and 2020. Our management or compensation committee may elect to provide our executive officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if we determine that doing so is in our best interests.

Outstanding Equity Awards as of December 31, 2021

The following options or other awards were issued to our Named Executive Officers under the Plan or were outstanding as of December 31, 2021.

	December 31, 2021
	Number of Options	Weighted average exercise price
Outstanding, beginning January 1, 2021	-	$-
Granted	302,000	$1.49
Exercised	100,666	$1.49
Outstanding, ending December 31, 2021	201,334	$1.49
Exercisable at December 31, 2021	-	$-

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Executive Employment Agreements and Arrangements

Messrs. Peck, Sullivan, and Myrick are parties to Employment Agreements and Change of Control Agreements with the Company. Material terms of the Employment Agreements are as follows:

Name	Date of Agreement	Title	Term	Compensation
Jeffrey Peck	7/1/21	Chief Executive Officer	7/1/21 – 7/1/26	Base Salary $450,000 / year, subject to increase in Board discretion, plus incentive and deferred compensation programs available, plus benefits

Frederick Myrick	7/1/21	Executive Vice President of Solar	7/1/21 – 7/1/26	Base Salary $400,000 / year, subject to increase in CEO discretion, plus incentive and deferred compensation programs available, plus benefits

John Sullivan	7/1/21	Chief Financial Officer	7/1/21 – 7/1/26	Base Salary $250,000 / year, subject to increase in CEO discretion, plus incentive and deferred compensation programs available, plus benefits

The Change of Control Agreements with Messrs. Peck, Sullivan, and Myrick each provide for the following benefits upon termination of employment under certain circumstances upon a change of control: payment of accrued base salary, payment of the value of any unused paid time off and reimbursable expenses, payment of any accrued cash incentive bonus, a lump sum severance payment, permitted continuation of health benefits under COBRA, and immediate vesting and the right to exercise all equity based awards that were otherwise unvested as of the termination date, as well as the immediate lapse of any Company rights to repurchase any equity awards as of such date.

Equity Incentive Plans

The iSun 2020 Equity Incentive Plan (the “Plan”) was adopted on February 25, 2021 and approved by the shareholders of the Company at a Special Meeting of the Company’s shareholders on the same date. A total of 1,000,000 shares of Common Stock were initially available for Awards under the Plan. At a Special Meeting of the Stockholders on December 17, 2021, the Company’s stockholders approved an amendment to the Plan that increased the number of shares allocated to the Plan from 1,000,000 shares to 3,000,000 shares.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The percentage ownership information shown in the table below is based upon 14,048,192 shares of Common Stock outstanding as of June 6, 2022.

Name and Address of Beneficial Owner(1)	Shares of Common Stock		Percentage Owned
5% or greater stockholders
Jeffrey Peck	1,405,497	(2-5)	10.00%

Directors and Executive Officers
Jeffrey Peck	1,405,497	(2-5)	10.00%
John Sullivan	58,000		0.41%
Frederick Myrick	651,320	(6)	4.63%
Andrew Matthy	1,250		0.00%
Stewart Martin	7,500		0.05%
Claudia Meer	4,250		0.03%
All officers and directors as a group (6 persons)	2,127,817		15.13%

(1)	Unless otherwise indicated, the business address of each of the stockholders is 400 Avenue D, Suite 10, Williston, VT 05495.

(2)	Pursuant to a Voting Agreement dated June 20, 2019 between Mr. Peck and certain individuals (the “Key Holders”), Mr. Peck has sole voting power over the shares held by each of the Key Holders listed in this Footnote 2, including 275,000 shares held by Branton Partners, LLC, 90,660 shares held by Corundum AB, 275,000 shares held by Mooers Partners, LLC, and 163,318 shares held by Veroma, LLC.

(3)	Pursuant to an Irrevocable Proxy dated January 19, 2021. between Mr. Peck and Sassoon M. Peress, Mr. Peck has sole voting power over the 291,500 shares held by Sassoon M. Peress, 2,000 shares held by Dan Cohen, 3,000 shares held by Emma Peress, and 1,500 shares held by Shoshanna Zimmerman.

(4)	Pursuant to Irrecovable Proxies each dated October 1, 2021 between Mr. Peck and each of Jeffrey Irish, James Moore, and Duane Peterson, respectively, Mr. Peck has sole voting power over the 304,002 shares held by Jeffrey Irish, 469,394 shares held by James Moore, and 469,394 shares held by Duane Peterson.

(5)	Pursuant to an Irrevocable Proxy dated October 31, 2021 between Mr. Peck and John Comeau, Mr. Peck has sole voting power over the 29,749 shares held by John Comeau.

(6)	These shares are held by The Mykilore Trust of which Mr. Myrick is a trustee.

Certain Relationships and Related Transactions and Director Independence

Director Independence

Our Board of Directors presently consists of five members. Our Board of Directors has determined that each of Martin, Matthy, and Meer are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a) (15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

In 2014, the minority stockholders of Peck Electric Co., who sold the building that the Company formerly occupied, lent the proceeds to the majority stockholders of Peck Electric Co. who contributed $400,000 of the net proceeds as paid in capital. At December 31, 2021 and December 31, 2020, the amount owed of $21,000 and $73,000, respectively, is included in the “due to stockholders” as there is a right to offset.

In May 2018, stockholders of the Company bought out a minority stockholder of Peck Electric Co. The Company advanced $250,000 for the stock purchase which is included in the “due from stockholders”. At December 31, 2021 and December 31, 2020, the amounts due of $38,530 and $602,463, respectively, are included in the “due to stockholders” as there is a right to offset.

In 2019, the Company’s majority stockholders lent proceeds to the Company to help with cash flow needs. At December 31, 2021 and December 31, 2020, the amounts owed of $59,530 and $286,964, respectively, are included in the “due to stockholders” as there is a right to offset.

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The amounts below include amounts due to/from stockholders as of December 31, 2021 and December 31, 2020:

	December 31, 2021	December 31, 2020
Due to stockholders consists of unsecured notes to stockholders with interest at the mid-term AFR rate (1.60% at December 31, 2021).	$-	$24,315

Communications with the Board of Directors on Corporate Governance and Related Matters

Stockholders and other parties may communicate directly with the Board or any relevant director by addressing communications to:

iSun, Inc.
400 Avenue D, Suite 10
Williston, VT 05495

All stockholder correspondence will be compiled and forwarded as appropriate.

PROPOSAL 1:

TO ELECT TWO (2) DIRECTORS TO SERVE UNTIL THE 2025 ANNUAL MEETING OF

STOCKHOLDERS AND UNTIL EACH OF THEIR SUCCESSORS IS DULY ELECTED AND QUALIFIED

At the Meeting, two (2) people are to be elected to the Board. Each of these directors will serve a three-year term as provided in the Company’s Third Amended and Restated Certificate of Incorporation and until a successor is elected and qualified. Each nominee currently serves on the Board.

Each nominee has consented to serve if elected. We expect that each nominee will be available for election, but if he is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until our 2025 Annual Meeting or until each of their successors has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning each nominee for election to the Board is set forth below. Except as indicated below, neither director nominee is a director of any other reporting companies. We are not aware of any proceedings to which either director nominee, or any associate of such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Board Nominees

Name	Age
Jeffrey Peck	51
Frederick Myrick	60

Background of Nominees

Jeffrey Peck was appointed to the Board of Directors and Chief Executive Officer and President of the Company upon the closing of the Reverse Merger and Recapitalization between the Company and Jensysn Acquisition Corp. which occurred on June 20, 2019 (the “Reverse Merger and Recapitalization”). Mr. Peck previously was the majority owner and President of Peck Electric Co. (“Peck Electric”) since he purchased it from his family in the late 1990s. Since then, Mr. Peck transformed Peck Electric from a local electrical contracting business to one of the largest commercial solar EPC companies in the Northeastern United States, ranked 59th in the U.S. for 2020 by Solar Power World (listed as, “Peck Electric Company”). Mr. Peck grew Peck Electric to nearly 100 employees, with many employees having tenures over 30 years. Mr. Peck was also responsible for timing the strategic direction of Peck Electric’s focus into solar EPC at the time when solar installation became a profitable business in 2013 and also began investing in Company-owned arrays, with a portfolio now approximately three megawatts. Mr. Peck has served as Chairman of Vermont Electrical Contractors, Chairman of the Joint Health and Welfare Committee as well as the IBEW Local 300 Pension funds. Mr. Peck graduated from Champlain College in 1993. Mr. Peck is well qualified to serve as a director due to his extensive management experience of the Company.

Fredrick “Kip” Myrick was appointed to the Board of Directors of the Company and Executive Vice President of Solar upon the consummation of the Reverse Merger and Recapitalization, and had previously worked at Peck Electric for over 30 years since joining in 1988 as a journeyman electrician, including serving as Peck Electric’s Vice President until the consummation of the Reverse Merger and Recapitalization. In 1993, Mr. Myrick was promoted to foreman and successfully managed the numerous small and large-scale projects at Global Foundries, IBM’s chip-manufacturing business. From 1995 to 1998 Mr. Myrick held positions of general foreman and superintendent, then project manager/estimator in 2005. In 2006, Mr. Myrick became a significant minority stockholder in the Company and its Vice President, then started the Peck Solar division in 2008 and has managed the construction of the largest solar array in Vermont. Mr. Myrick is also responsible for the innovative dual-use farming of saffron with solar arrays in collaboration with the University of Vermont, which has attracted national news attention. Mr. Myrick is a NABCEP-certified Photovoltaic Installation Professional and holds a Vermont Master Electricians License. Mr. Myrick is well qualified to serve as a director due to his experience in solar project design and construction.

Required Vote

The Director nominees will be elected by a plurality of the votes represented by the shares of Common Stock present at the Meeting virtually or by proxy.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

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PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021

The Company’s stockholders are being asked to ratify the Board’s appointment of Marcum LLP as our independent registered public accounting firm for fiscal year ended December 31, 2021. Marcum LLP has provided services in connection our financial statements since October 8, 2019.

The Company’s organizational documents do not require that the stockholders ratify the selection of Marcum LLP as our independent registered public accounting firm, and stockholder ratification is not binding on the Company, the Board or the Audit Committee. We request such ratification, however, as a matter of good corporate practice. Our Board, including our Audit Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the ratification of the selection of Marcum LLP as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns, although the Audit Committee, in its discretion, may still retain Marcum LLP. In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of our independent registered public accounting firm.

Principal Accounting Fees and Services

Audit Fees

The following table sets forth information regarding fees for services rendered by Marcum LLP related to the fiscal years ended December 31, 2021 and 2020:

Types of Fees	Fees for 2021	Fees for 2020
Audit Fees (1)	$409,399	$281,859
Audit Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total Fees	$409,399	$281,859

(1)	Audit fees for the audit of the consolidated financial statements for the year ended December 31, 2021 and 2020, review of the financial statements in the Company’s Form 10-Q for the year ended December 31, 2021 and 2021 and other fees for service that only our independent registered public accounting firm can perform such as consents and assistance with review of documents filed with the SEC. .

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Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board of Directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board’s review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The audit committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

A representative of Marcum LLP is expected to attend virtually at the 2022 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock present virtually or represented by proxy at the Meeting and entitled to vote on the matter is needed to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ended December 31, 2021.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021.

19

AUDIT COMMITTEE REPORT

The Report of the Company’s Audit Committee for the year ended December 31, 2021 is attached as Appendix A-1

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Appendix A-1

Audit Committee Report - Year Ended December 31, 2021

The Audit Committee was established to implement and to support oversight function of the Board of Directors with respect to the financial reporting process, accounting policies, internal controls and independent registered public accounting firm of iSun, Inc.

Each member of the Audit Committee is an “independent” director and “financially literate” as determined by the Board, based on the listing standards of Nasdaq. Each member of the Audit Committee also satisfies the Securities and Exchange Commission’s additional independence requirements for members of audit committees. In addition, the Board has determined that Ms. Meer, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission’s rules and regulations.

In fulfilling its responsibilities, the Audit Committee:

●	reviewed and discussed the audited financial statements with management and our independent auditors;

●	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended;

●	received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence; and

●	considered the compatibility of non-audit services with the independent registered public accounting firm’s independence and has discussed with the independent accounting firm its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements of iSun, Inc. be included in its Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Respectfully submitted by the Audit Committee of the Board of Directors,

Claudia Meer, Chair

Stewart Martin

Andrew Matthy

A-1-1

20430 iSun, Inc._Proxy Card REV1- Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

iSUN, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 19, 2022.

VOTE BY INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/isunenergy/2022

MOBILE VOTING –
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your votes like this **X**

1. Election of Directors

	FOR	WITHHOLD
(1) Jeffrey Peck	☐	☐
(2) Frederick "Kip" Myrick	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratification of Marcum LLP as the independent registered public accounting firm for the year ended December 31, 2021.	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature if held jointly**____________________ **Date**__________, **2022.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

20430 iSun, Inc._Proxy Card REV1- Back

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held July 20, 2022

To view the 2022 Proxy Statement, 2022 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/isunenergy/2022

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

iSUN, INC.

The undersigned appoints Jeffrey Peck and John Sullivan, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of iSun, Inc. held of record by the undersigned at the close of business on June 6, 2022 at the Annual Meeting of Stockholders of iSun, Inc. to be held on July 20, 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)